UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — 6/4/2026
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
5.250% Senior Notes due 2033	TT33	New York Stock Exchange
5.100% Senior Notes due 2034	TT34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2026, the Board of Directors of Trane Technologies plc (the “Company”) appointed Donald E. Simmons, age 55, as Executive Vice President and Chief Operating Officer of the Company effective as of July 1 2026 (the “Effective Date”). Mr. Simmons has served as Group President, Americas since January 2024. He previously served as Americas Segment Leader and CHVAC Americas President from January 2022 to December 2023 and President, CHVAC Americas from August 2017 to December 2021.

On June 5, 2026, the Company entered into an offer letter with Mr. Simmons (the “Offer Letter”). Pursuant to the Offer Letter, as of the Effective Date, Mr. Simmons will receive a base salary of $950,000, his Annual Incentive Matrix Program target will be 100% and his annual equity award target opportunity will be $4,300,000. In addition, Mr. Simmons will receive a one-time long-term equity incentive grant as of the Effective Date of $400,000 in Restricted Stock Units and $400,000 in stock options, each of which will vest ratably over three years.

Except as previously disclosed in the Company’s 2026 Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026, Mr. Simmons has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of Mr. Simmons’s compensation is qualified in its entirety by reference to the complete Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On June 10, 2026, the Company issued a press release announcing the appointment of Mr. Simmons as Chief Operating Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Donald Simmons Offer Letter dated June 5, 2026

99.1	June 10, 2026 press release regarding appointment of Donald Simmons as Chief Operating Officer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	June 10, 2026	/s/ Victoria Lazar
Victoria Lazar, Senior Vice President, General Counsel and Secretary

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